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                              SCHEDULE 14A INFORMATION
                     PROXY STATEMENT PURSUANT TO SECTION 14(A)
                       OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]
Filed by a Party other than tho Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement            [ ] Confidential, for Use of the
[ ]  Definitive Proxy Statement                 Commission Only (as permitted by
[X]  Definitive Additional Materials            Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                               CORE LABORATORIES N.V.
                  (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

      (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

           (1)   Title of each class of securities to which transaction applies:

           (2)   Aggregate number of securities to which transaction applies:


           (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           (4)   Proposed maximum aggregate value of transaction:

           (5)   Total fee paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by Registration Statement number or the Form of Schedule and the date of its filing. (i) Amount Previously
     Paid: (ii) Form, Schedule or Registration Statement No.: (iii) Filing
     Party: (iv) Date Filed:
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                             CORE LABORATORIES N.V.
                                 HERENGRACHT 424
                                1017 BZ AMSTERDAM
                                 THE NETHERLANDS


                          SUPPLEMENT TO PROXY STATEMENT

      Listed below is a supplement to the Proxy Statement of Core Laboratories N.V., as filed with the Securities and Exchange Commission on April 28, 1997 (the "Proxy Statement").

      1. The following language is hereby added after the second sentence of the first full paragraph of Item 6, page 13, of the Proxy Statement:
            "The maximum number of Common Shares that may be the subject of stock options and restricted shares granted under the Incentive Plan to any one individual during any calendar year may not exceed 800,000 Common Shares."